BENEFITS PAYABLE	12 Months Ended
Dec. 31, 2014
Defined Benefit Plans and Other Postretirement Benefit Plans Disclosures [Abstract]
BENEFITS PAYABLE
BENEFITS PAYABLE
Activity in benefits payable, excluding military services, was as follows for the years ended December 31, 2014, 2013 and 2012:

	2014	2013	2012
	(in millions)
Balances at January 1	$3,893	$3,775	$3,415
Acquisitions	—	5	66
Incurred related to:
Current year	38,641	32,711	30,198
Prior years	(518)	(474)	(257)
Total incurred	38,123	32,237	29,941
Paid related to:
Current year	(34,357)	(29,103)	(26,738)
Prior years	(3,262)	(3,021)	(2,909)
Total paid	(37,619)	(32,124)	(29,647)
Reinsurance recoverable	78	—	—
Balances at December 31	$4,475	$3,893	$3,775

Amounts incurred related to prior years vary from previously estimated liabilities as the claims ultimately are settled. Negative amounts reported for incurred related to prior years result from claims being ultimately settled for amounts less than originally estimated (favorable development).
Actuarial standards require the use of assumptions based on moderately adverse experience, which generally results in favorable reserve development, or reserves that are considered redundant. We experienced favorable medical claims reserve development related to prior fiscal years of $518 million in 2014, $474 million in 2013, and $257 million in 2012. The favorable medical claims reserve development for 2014, 2013, and 2012 primarily reflects the consistent application of trend and completion factors estimated using an assumption of moderately adverse conditions. The improvements during 2014 and 2013 resulted from increased membership and favorable medical claims reserve development due to better than originally expected utilization across most of our major business lines and increased financial recoveries. The increase in financial recoveries primarily resulted from claim audit process enhancements as well as increased volume of claim audits and expanded audit scope. All lines of business benefited from these improvements.
Benefits expense associated with military services and provisions associated with future policy benefits excluded from the previous table was as follows for the years ended December 31, 2014, 2013 and 2012:

	2014	2013	2012
	(in millions)
Military services	$11	$(27)	$908
Future policy benefits	32	354	136
Total	$43	$327	$1,044

Military services benefit expense for 2014 reflects expenses associated with our contracts with the Veterans Administration. Military services benefit expense for 2013 reflects the beneficial effect of a favorable settlement of contract claims with the DoD partially offset by expenses associated with our contracts with the Veterans Administration. Due to the transition to the current TRICARE South Region contract on April 1, 2012, which is accounted for as an administrative services only contract as more fully described in Note 2 there was no military services benefits payable at December 31, 2014 or 2013. This transition is also the primary reason for the decline in military services benefits expense from 2012 to 2013.
The higher benefits expense associated with future policy benefits payable during 2013 relates to reserve strengthening for our closed block of long-term care insurance policies acquired in connection with the 2007 KMG America Corporation, or KMG, acquisition more fully described in Note 18.